SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 25, 1999



                            GALAXY ENTERPRISES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                         0-25055                      88-0315212
---------------                   -----------                -------------------
(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


                  754 East Technology Avenue, Orem, Utah 84097
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (801) 227-0004

Item 2.  Acquisition or Disposition of Assets

         On June 25, 1999, IMI, Inc., a wholly-owned subsidiary of Galaxy Enterprises, Inc. ("Galaxy") acquired substantially all of the assets of Impact Media, L.L.C., a Utah limited liability company ("Impact Media") engaged in the design, manufacture and marketing of multimedia brochure kits, shaped compact discs and similar products and services intended to facilitate conducting business over the Internet. The assets acquired include, among other things, equipment, inventory and finished goods, intellectual property, computer programs and cash and accounts receivable, the primary use of which relates to the design, manufacture and marketing of Impact Media's products and services. It is the present intent of Galaxy to continue to devote the assets to such purposes.

         Galaxy will account for this acquisition under the purchase method of accounting. Galaxy, through IMI, and Impact Media established by negotiation a purchase consideration for the acquired assets of 250,000 previously authorized but unissued shares of Galaxy's common stock, subject to certain adjustments (the "Shares") plus the obligation to discharge approximately $186,140 in debt. Galaxy has placed the Shares into an escrow account established with Jay Poelman, an affiliate of Galaxy, and the Shares, or appropriate portion thereof, shall be distributed to Impact Media pursuant to the terms of an earn-out agreement during the annual periods ending on May 31, 2000, and May 31, 2001. A copy of the purchase agreement and earn-out agreement are attached below.

Item 7. Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired. The audited financial statements of Impact Media, LLC are being filed herewith as Exhibit 99.1, and the unaudited balance sheets, income statements and statements of cash flows of Impact Media LLC for the five months ended May 31, 1999 and 1998 are being filed herewith as Exhibit 99.2.

         (b)  Pro  Forma   Financial   Information.   The  pro  forma  financial
information for the year ended December 31, 1998 and for the six months ended June 30, 1999 are being filed herewith as Exhibit 99.3.

         (c) Exhibits. The following documents are being filed as exhibits to this report:

             2.1* Asset Purchase Agreement, dated as of May 31, 1999, by and between Impact Media, L.L.C. and IMI, Inc.

             2.2* Earn-Out Agreement, dated as of May 31, 1999, by and among Impact Media, L.L.C., IMI, Inc. and Jay Poelman.

             23.1 Consent of Wisan, Smith, Racker & Prescott, LLP, independent auditors.

             99.1 Audited Financial Statements of Impact Media, LLC as of December 31, 1998.

             99.2 Unaudited Balance Sheets, Income Statements and Statements of Cash Flows of Impact Media, LLC for the five months ended May 31, 1999 and 1998.

             99.3 Pro forma financial information for the year ended December 31, 1998 and for the six months ended June 30, 1999.

                  *Previously filed.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      GALAXY ENTERPRISES, INC.
                                                              (registrant)



September 3, 1999                                     BY: /s/ Frank C. Heyman
-----------------                                        -----------------------
(Date)                                                   FRANK C. HEYMAN,
                                                         CHIEF FINANCIAL OFFICER